SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

EPIC FINANCIAL  CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-33417	88-0451534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

7545 N. Del Mar Avenue, Suite 102, Fresno, California 93711

(Address of principal executive offices)

               Registrant's telephone number, including area code:   (559) 435-2767

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 3.02        Unregistered Sales of Equity Securities.

On September 26, 2005, the Company issued 3,800,000 shares of its Common Stock to Accu-Brite, Inc.  This issuance of unregistered equity securities was made pursuant to the Technology License Agreement dated August 18, 2005 by and among Epic Financial Corporation, Inkway Corporation, its wholly owned subsidiary, and AccuBrite, Inc.  For additional information concerning this transaction, reference is made to the Company's Current Report on Form 8-K that was filed with the Securities and Exchange Commission on August 22, 2005.  This issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder was accredited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  September 29, 2005

EPIC FINANCIAL CORPORATION

By: /s/  Rodney R. Ray

Rodney R. Ray, President